EXHIBIT 10.2

UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE
September 5, 2019
FOR AND IN CONSIDERATION OF the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration paid or delivered to the undersigned TRILOGY INVESTORS, LLC, a Delaware limited liability company (“TI”), TRILOGY HEALTHCARE HOLDINGS, INC., a Delaware corporation (“Holdings”), TRILOGY PRO SERVICES, LLC, a Delaware limited liability company (“Services”), and TRILOGY OPCO, LLC, a Delaware limited liability company (“OpCo”; and together with TI, Holdings and Services, collectively the “Guarantors”, and individually, each a “Guarantor”), the receipt and sufficiency whereof are hereby acknowledged by Guarantors, and for the purpose of seeking to induce KEYBANK NATIONAL ASSOCIATION, a national banking association (hereinafter referred to as “Lender”, which term shall also include each other Lender (as defined in the hereinafter-defined Credit Agreement) which may now be or hereafter become a party to the Credit Agreement and any such individual Lender acting as administrative agent for all of the Lenders), to extend credit or otherwise provide financial accommodations to the borrowers now or hereafter a party to the Credit Agreement (collectively, “Borrowers”, and each, a “Borrower”), under the Credit Agreement, respectively, and seeking to induce the Lender Hedge Providers and the Bank Product Providers to provide financial accommodations by entering into derivative contracts that may give rise to Hedge Obligations and pursuant to Bank Products, which extension of credit and provision of financial accommodations will be to the direct interest, advantage and benefit of Guarantors, Guarantors do hereby, jointly and severally, absolutely, unconditionally and irrevocably guarantee to Lender, the Lender Hedge Providers and the Bank Product Providers, the complete payment and performance of the following liabilities, obligations and indebtedness of Borrowers to Lender, the Lender Hedge Providers and the Bank Product Providers (hereinafter referred to collectively as the “Guaranteed Obligations”):
(a)     the full and prompt payment when due, whether by acceleration or otherwise, either before or after maturity thereof, of (i) the Real Estate Revolving Loan Notes made by Borrowers to the order of some or all of the Lenders in the aggregate principal face amount of up to $325,000,000.00, (ii) the A/R Revolving Loan Notes made by Borrowers to the order of some or all of the Lenders in the aggregate principal face amount of up to $35,000,000.00, and (iii) the Swing Loan Note made by Borrowers to the order of Swing Loan Lender in the principal face amount of up to $35,000,000.00, together with interest as provided in the Real Estate Revolving Loan Notes, the A/R Revolving Loan Notes and the Swing Loan Note and together with any replacements, supplements, renewals, modifications, consolidations, restatements, increases and extensions thereof (the Real Estate Revolving Loan Notes, the A/R Revolving Loan Notes, the Swing Loan Note, each of such replacements, supplements, renewals, modifications, consolidations, restatements, increases and extensions and the notes described in clause (d) below are hereinafter referred to collectively as the “Notes”); and
(b)    the full and prompt payment and performance when due of any and all obligations of Borrowers and Guarantors to Lender under the Security Documents and the other Loan Documents, together with any replacements, supplements, renewals, modifications, consolidations, restatements and extensions thereof; and
(c)    the full and prompt payment when due, whether by acceleration or otherwise, either before or after maturity thereof, of each other note as may be issued under that certain First Amended and Restated Senior Secured Credit Agreement dated as of the date hereof (as replaced, supplemented, amended, modified, consolidated, restated, increased or extended from time to time, the “Credit Agreement”; capitalized terms that are used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement) among Borrowers, KeyBank National Association, for itself and as Administrative Agent, CIT Bank N.A., as Revolving Agent, and the other Lenders now or hereafter a party thereto, together with any replacements, supplements, renewals, modifications, consolidations, restatements, increases, and extensions thereof; and
(d)    the full and prompt payment and performance of any and all Obligations, together with any replacements, supplements, renewals, modifications, consolidations, restatements, and extensions thereof; and
(e)    the full and prompt payment and performance of any Hedge Obligations and Bank Product Obligations.
Notwithstanding anything to the contrary contained herein, under no circumstances shall any of the Guarantee Obligations include any obligation that constitutes an Excluded Hedge Obligation of such Guarantor.
1.         Agreement to Pay and Perform; Costs of Collection. Guarantors do hereby agree that following and during the continuance of an Event of Default under the Loan Documents if the Notes are not paid by Borrowers in accordance with their terms, or if any and all sums which are now or may hereafter become due from Borrowers to Lender under the Loan Documents are not paid by Borrowers in accordance with their terms, or if any and all other obligations of any Borrower to Lender under the Notes or of any Borrower or any Guarantor under the other Loan Documents are not performed by Borrowers or Guarantors, as applicable, in accordance with their terms, Guarantors will immediately upon demand make such payments and perform such obligations. Guarantors further agree to pay Lender on demand all reasonable costs and expenses (including court costs and reasonable attorneys’ fees and disbursements) paid or incurred by Lender in endeavoring to collect the Guaranteed Obligations, to enforce any of the Guaranteed Obligations, or any portion thereof, or to enforce this Unconditional Guaranty of Payment and Performance (this “Guaranty”), and until paid to Lender, such sums shall bear interest at the Default Rate set forth in Section 4.11 of the Credit Agreement unless collection from Guarantors of interest at such rate would be contrary to applicable law, in which event such sums shall bear interest at the highest rate which may be collected from Guarantors under applicable law.
2.         Reinstatement of Refunded Payments. If, for any reason, any payment to Lender of any of the Guaranteed Obligations is required to be refunded, rescinded or returned by Lender to any Borrower, or paid or turned over to any other Person, including by reason of the operation of bankruptcy, reorganization, receivership or insolvency laws or similar laws of general application relating to creditors’ rights and remedies now or hereafter enacted, Guarantors agree to pay to the Lender on demand an amount equal to the amount so required to be refunded, paid or turned over (each, a “Turnover Payment”), the obligations of Guarantors shall not be treated as having been discharged by the original payment to Lender giving rise to any such Turnover Payment, and this Guaranty shall be treated as having remained in full force and effect for any such Turnover Payment so made by Lender, as well as for any amounts not theretofore paid to Lender on account of such obligations.
3.        Rights of Lender to Deal with Collateral, Borrowers and Other Persons. Guarantors hereby consent and agree that Lender may at any time, and from time to time, without thereby releasing any Guarantor from any liability hereunder and without notice to or further consent from Guarantors or any other Person, either with or without consideration: release or surrender any lien or other security of any kind or nature whatsoever held by it or by any Person on its behalf or for its account, securing any Guaranteed Obligation; substitute for any collateral so held by it, other collateral of like kind, or of any kind; modify the terms of the Notes or the other Loan Documents; extend or renew the Notes for any period; grant releases, compromises and indulgences with respect to the Notes or the other Loan Documents and to any Persons now or hereafter liable thereunder or hereunder; release any Guarantor, surety, endorser, obligor or accommodation party of the Notes or any other Loan Documents; or take or fail to take any action of any type whatsoever. No such action which Lender shall take or fail to take in connection with the Notes or the other Loan Documents, or any of them, or any security for the payment of the Guaranteed Obligations or for the performance of any obligations or undertakings of any Borrower, any Guarantor or any other Person, nor any course of dealing with any Borrower or any other Person, shall release any Guarantor’s obligations hereunder, affect this Guaranty in any way or afford Guarantors any recourse against Lender. The provisions of this Guaranty shall extend and be applicable to all replacements, supplements, renewals, amendments, extensions, consolidations, restatements and modifications of the Notes and the other Loan Documents, and any and all references herein to the Notes and the other Loan Documents shall be deemed to include any such replacements, supplements, renewals, extensions, amendments, consolidations, restatements or modifications thereof. Without limiting the generality of the foregoing, Guarantors acknowledge the terms of Section 2.8 of the Credit Agreement pursuant to which the Total Commitment may be increased up to $500,000,000.00 and of Section 18.3 of the Credit Agreement and agree that this Guaranty shall extend and be applicable to each new or replacement note delivered by Borrowers pursuant thereto without notice to or further consent from Guarantors, or any of them.
4.         No Contest with Lender; Subordination. So long as any of the Guaranteed Obligations remain unpaid or undischarged or any Lender has any obligation to make Loans, Guarantors will not, by paying any sum recoverable hereunder (whether or not demanded by Lender) or by any means or on any other ground, claim any set-off or counterclaim against any Borrower in respect of any liability of any Guarantor to such Borrower or, in proceedings under federal bankruptcy law or insolvency proceedings of any nature, prove in competition with Lender in respect of any payment hereunder or be entitled to have the benefit of any counterclaim or proof of claim or dividend or payment by or on behalf of such Borrower or the benefit of any other security for any of the Guaranteed Obligations which, now or hereafter, Lender may hold or in which it may have any share. Guarantors hereby expressly waive any right of contribution or reimbursement from or indemnity against any Borrower or any other Guarantors of the Guaranteed Obligations, whether at law or in equity, arising from any payments made by any Guarantor pursuant to the terms of this Guaranty until ninety-one (91) days after the date of the termination of the obligation of the Lenders to make Loans and the indefeasible payment and performance in full of the Obligations under the Credit Agreement and this Guaranty, and Guarantors acknowledge that Guarantors have no right whatsoever to proceed against any Borrower, any other Guarantor or any other Person for reimbursement of any such payments except for those rights of Guarantors under the Contribution Agreement; provided, however, Guarantors agree not to pursue or enforce any of their rights under the Contribution Agreement or otherwise and each Guarantor agrees not to make or receive any payment on account of the Contribution Agreement or otherwise so long as any of the Guaranteed Obligations remain unpaid or undischarged or any Lender has any obligation to make Loans. In the event any Guarantor shall receive any payment under or on account of the Contribution Agreement or otherwise, it shall hold such payment as trustee for Lender and be paid over to Lender on account of the Guaranteed Obligations but without reducing or affecting in any manner the liability of Guarantors under the other provisions of this Guaranty except to the extent the principal amount or other portion of such Guaranteed Obligation shall have been reduced by such payment. In connection with the foregoing, Guarantors expressly waive any and all rights of subrogation to Lender against any Borrower, any Guarantor or any other Person, and Guarantors hereby waive any rights to enforce any remedy which Lender may have against any Borrower, any Guarantor or any other Person and any rights to participate in any collateral for any Borrower’s obligations under the Loan Documents. Guarantors hereby subordinate any and all indebtedness of any Borrower or any other Guarantors of the Guaranteed Obligations now or hereafter owed to any Guarantor to the Guaranteed Obligations, and agree with Lender that (a) Guarantors shall not demand or accept any payment from any Borrower or any other Guarantor of the Guaranteed Obligations on account of such indebtedness, (b) Guarantors shall not claim any offset or other reduction of Guarantors’ obligations hereunder because of any such indebtedness, and (c) Guarantors shall not take any action to obtain any interest in any of the security described in and encumbered by the Loan Documents because of any such indebtedness; provided, however, that, if Lender so requests after the occurrence and during the continuation of an Event of Default, such indebtedness shall be collected, enforced and received by Guarantors as trustee for Lender and be paid over to Lender on account of the Guaranteed Obligations, but without reducing or affecting in any manner the liability of Guarantors under the other provisions of this Guaranty except to the extent the principal amount or other portion of such outstanding Guaranteed Obligations shall have been reduced by such payment.
5.            Waiver of Defenses. Guarantors hereby agree that their obligations hereunder shall not be affected or impaired by, and hereby waive and agree not to assert or take advantage of any defense based on:
(a)    (i) any change in the amount, interest rate or due date or other term of any of the obligations hereby guaranteed, (ii) any change in the time, place or manner of payment of all or any portion of the obligations hereby guaranteed, (iii) any amendment or waiver of, or consent to the departure from or other indulgence with respect to, the Credit Agreement, any other Loan Document, or any other document or instrument evidencing or relating to any obligations hereby guaranteed, or (iv) any waiver, renewal, extension, addition, or supplement to, or deletion from, or any other action or inaction under or in respect of, the Credit Agreement, any of the other Loan Documents, or any other documents, instruments or agreements relating to the obligations hereby guaranteed or any other instrument or agreement referred to therein or evidencing any obligations hereby guaranteed or any assignment or transfer of any of the foregoing;
(b)    any subordination of the payment of the obligations hereby guaranteed to the payment of any other liability of any Borrower or any other Person;
(c)    any act or failure to act by any Borrower or any other Person which may adversely affect any Guarantor’s subrogation rights, if any, against any Borrower or any other Person to recover payments made under this Guaranty;
(d)    any nonperfection or impairment of any security interest or other Lien on any collateral, if any, securing in any way any of the obligations hereby guaranteed;
(e)    any application of sums paid by any Borrower or any other Person with respect to the liabilities of Lender, regardless of what liabilities of Borrowers remain unpaid;
(f)    any defense of any Borrower, including the invalidity, illegality or unenforceability of any of the Guaranteed Obligations;
(g)    either with or without notice to Guarantors, any renewal, extension, modification, amendment or other changes in the Guaranteed Obligations, including any material alteration of the terms of payment or performance of the Guaranteed Obligations;
(h)    any statute of limitations in any action hereunder or for the collection of the Notes or for the payment or performance of any obligation hereby guaranteed;
(i)    the incapacity, lack of authority, death or disability of any Borrower, any Guarantor or any other Person, or the failure of Lender to file or enforce a claim against the estate (either in administration, bankruptcy or in any other proceeding) of any Borrower or any Guarantor or any other Person;

(j)    the dissolution or termination of existence of any Borrower, any Guarantor or any other Person;
(k)    the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of any Borrower or any Guarantor or any other Person;
(l)    the voluntary or involuntary receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, assignment, composition, or readjustment of, or any similar proceeding affecting, any Borrower or any Guarantor or any other Person, or any of any Borrower’s or any Guarantor’s or any other Person’s properties or assets;
(m)    the damage, destruction, condemnation, foreclosure or surrender of all or any part of the Collateral (including any Collateral Property), any other Real Estate or any of the improvements located thereon;
(n)    the failure of Lender to give notice of the existence, creation or incurring of any new or additional indebtedness or obligation of any Borrower or of any action or nonaction on the part of any other Person whomsoever in connection with any obligation hereby guaranteed;
(o)    any failure or delay of Lender to commence an action against any Borrower or any other Person, to assert or enforce any remedies against any Borrower under the Notes or the other Loan Documents, or to realize upon any security;
(p)    any failure of any duty on the part of Lender to disclose to any Guarantor any facts it may now or hereafter know regarding any Borrower (including any Borrower’s financial condition), any other Person, the Collateral, or any other assets or liabilities of such Persons, whether such facts materially increase the risk to Guarantors or not (it being agreed that Guarantors assume responsibility for being informed with respect to such information);
(q)    failure to accept or give notice of acceptance of this Guaranty by Lender;
(r)    failure to make or give notice of presentment and demand for payment or performance of any of the Guaranteed Obligations (except as otherwise expressly provided herein);
(s)    failure to make or give protest and notice of dishonor or of default to Guarantors or to any other party with respect to the payment or performance of any of the Guaranteed Obligations;
(t)    any and all other notices whatsoever to which Guarantors might otherwise be entitled;
(u)    any lack of diligence by Lender in collection, protection or realization upon any collateral securing the payment or performance of any of the Guaranteed Obligations;
(v)    the invalidity or unenforceability of the Notes, or any of the other Loan Documents, or any assignment or transfer of the foregoing;
(w)    the compromise, settlement, release or termination of any or all of the obligations of any Borrower under the Notes or the other Loan Documents, the Hedge Obligations or the Bank Product Obligations;

(x)    any transfer by any Borrower, any Guarantor or any other Person of all or any part of the security encumbered by the Loan Documents;
(y)    the failure of Lender to perfect any security or to extend or renew the perfection of any security;
(z)    any LLC Division of any Borrower or any Guarantor, notwithstanding the prohibition contained in the Credit Agreement or this Guaranty; or
(aa)    to the fullest extent permitted by law, any other legal, equitable or surety defenses whatsoever to which Guarantors might otherwise be entitled, it being the intention that the obligations of Guarantors hereunder are absolute, unconditional and irrevocable.
Each Guarantor understands that the exercise by Lender of certain rights and remedies may affect or eliminate such Guarantor’s right of subrogation against Borrowers, the other Guarantors or other Persons and such Guarantor may therefore incur partially or totally nonreimbursable liability hereunder. Nevertheless, Guarantors hereby authorize and empower Lender, its successors, endorsees and assigns, to exercise in its or their sole discretion, any rights and remedies, or any combination thereof, which may then be available, it being the purpose and intent of Guarantors that the obligations hereunder shall be absolute, continuing, independent and unconditional under any and all circumstances. Notwithstanding any other provision of this Guaranty to the contrary, each Guarantor hereby waives and releases any claim or other rights which such Guarantor may now have or hereafter acquire against any Borrower or any other Guarantor or any other Person of all or any of the obligations of Guarantors hereunder that arise from the existence or performance of such Guarantor’s obligations under this Guaranty or any of the other Loan Documents, including any right of subrogation, reimbursement, exoneration, contribution or indemnification, any right to participate in any claim or remedy of Lender against any Borrower or any other Guarantor or any other Person or any Collateral which Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including the right to take or receive from any Borrower or any other Guarantor or any other Person, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights, except for those rights of such Guarantor under the Contribution Agreement; provided, however, each Guarantor agrees not to pursue or enforce any of its rights under the Contribution Agreement and each Guarantor agrees not to make or receive any payment on account of the Contribution Agreement so long as any of the Guaranteed Obligations remain unpaid or undischarged or any Lender has any obligation to make Loans. In the event any Guarantor shall receive any payment under or on account of the Contribution Agreement, it shall hold such payment as trustee for Lender and following the occurrence and during the continuance of an Event of Default, be paid over to Lender on account of the Guaranteed Obligations but without reducing or affecting in any manner the liability of Guarantors under the other provisions of this Guaranty except to the extent the principal amount or other portion of such Guaranteed Obligations shall have been reduced by such payment.
6.            Guaranty of Payment and Performance and Not of Collection. This is a guaranty of payment and performance and not of collection. The liability of Guarantors under this Guaranty shall be primary, direct and immediate and not conditional or contingent upon the pursuit of any remedies against any Borrower or any other Person, nor against securities or liens available to Lender, its successors, successors in title, endorsees or assigns. Guarantors hereby waive any right to require that an action be brought against any Borrower or any other Person or to require that resort be had to any security or to any balance of any deposit account or credit on the books of Lender in favor of any Borrower or any other Person.

7.            Rights and Remedies of Lender. In the event of an Event of Default under the Notes or the other Loan Documents, or any of them, that is continuing (it being understood that the Lender has no obligation to accept cure after an Event of Default occurs), Lender shall have the right to enforce its rights, powers and remedies thereunder or hereunder or under any other Loan Document, in any order, and all rights, powers and remedies available to Lender in such event shall be nonexclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity. Accordingly, Guarantors hereby authorize and empower Lender upon the occurrence and during the continuance of any Event of Default under the Notes or the other Loan Documents, at its sole discretion, and without notice to Guarantors, to exercise any right or remedy which Lender may have, including foreclosure, exercise of rights of power of sale, acceptance of a deed or assignment in lieu of foreclosure, appointment of a receiver, exercise of remedies against personal property, or enforcement of any assignment of leases, as to any security, whether real, personal or intangible. At any public or private sale of any security or collateral for any of the Guaranteed Obligations, whether by foreclosure or otherwise, Lender may, in its discretion, purchase all or any part of such security or collateral so sold or offered for sale for its own account and may apply against the amount bid therefor all or any part of the balance due it pursuant to the terms of any Note or any other Loan Document without prejudice to Lender’s remedies hereunder against Guarantors for deficiencies. If the Guaranteed Obligations are partially paid by reason of the election of Lender to pursue any of the remedies available to Lender, or if such Guaranteed Obligations are otherwise partially paid, this Guaranty shall nevertheless remain in full force and effect, and Guarantors shall remain liable for the entire balance of the Guaranteed Obligations even though any rights which any Guarantor may have against any Borrower or any other Person may be destroyed or diminished by the exercise of any such remedy.
8.              Application of Payments. Guarantors hereby authorize Lender, without notice to Guarantors, to apply all payments and credits received from any Borrower, any Guarantor or any other Person or realized from any security in such manner and in such priority as set forth in the Credit Agreement.
9.             Business Failure, Bankruptcy or Insolvency. In the event there shall be pending any bankruptcy or insolvency case or proceeding with respect to any Guarantor under federal bankruptcy law or any other applicable law or in connection with the insolvency of any Guarantor, or if a liquidator, receiver, or trustee shall have been appointed for any Guarantor or any Guarantor’s properties or assets, Lender may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of Lender allowed in any proceedings relative to such Guarantor, or any of such Guarantor’s properties or assets, and, irrespective of whether the Guaranteed Obligations shall then be due and payable, by declaration or otherwise, Lender shall be entitled and empowered to file and prove a claim for the whole amount of any sums or sums owing with respect to the Guaranteed Obligations, and to collect and receive any moneys or other property payable or deliverable on any such claim. Guarantors covenant and agree that upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against any Borrower, Guarantors shall not seek a supplemental stay or otherwise pursuant to 11 U.S.C. §105 or any other provision of the Bankruptcy Code, as amended, or any other debtor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights of Lender against Guarantors by virtue of this Guaranty or otherwise.
10.         Covenants of Guarantors. Guarantors hereby covenant and agree with Lender that until all of the Guaranteed Obligations have been completely paid or performed and Lender has no further obligation to make Loans, Guarantors will comply with any and all covenants applicable to Guarantors set forth in the Credit Agreement.

11.            Rights of Set-off. Regardless of the adequacy of any collateral, during the continuance of any Event of Default under the Notes or the other Loan Documents, Lender may at any time and without notice to Guarantors, but subject to the prior written approval of Agent, set-off and apply the whole or any portion or portions of any or all deposits (general or specific, time or demand, provisional or final, regardless of currency, maturity, or branch of Lender where the deposits are held) of any Guarantor now or hereafter held by Lender or other sums credited by or due from any Lender to any Guarantor and any securities or other property of any Guarantor (but not, its Subsidiaries pursuant to this Guaranty) in the possession of such Lender against amounts payable under this Guaranty, whether or not any other person or persons could also withdraw money therefrom.
12.            Changes in Writing; No Revocation. This Guaranty may not be changed orally, and no obligation of Guarantors can be released or waived by Lender except as provided in Section 27 of the Credit Agreement. This Guaranty shall be irrevocable by Guarantors until all of the Guaranteed Obligations have been completely paid or performed and the Lenders have no further obligation to advance Loans under the Credit Agreement.
13.            Notices. (a)    Each notice, demand, election or request provided for or permitted to be given pursuant to this Guaranty (hereinafter in this Section 13 referred to as “Notice”), but specifically excluding to the maximum extent permitted by law any notices of the institution or commencement of foreclosure proceedings, must be in writing and shall be deemed to have been properly given or served by personal delivery or by sending same by overnight courier or by depositing same in the United States Mail, postpaid and registered or certified, return receipt requested, by telecopy or, as expressly permitted herein, electronic mail (but specifically excluding Notices of Default, Event of Default or acceleration of the Loans) and addressed as follows:
If to Administrative Agent:

KeyBank National Association
Mailcode: NY-00-02-0100
726 Exchange Street, Suite 900
Buffalo, New York 14210
Attn: Yolanda M. Fields
E-mail: yoland_fields@keybank.com

With a copy to:

KeyBank Real Estate Capital
127 Public Square
Cleveland, Ohio 44114
Attn: Laura Conway
Telecopy No.: (216) 689-5970
E-mail: Laura_Conway@keybank.com

and

KeyBank Real Estate Capital
1200 Abernathy Road, Suite 1550
Atlanta, Georgia 30328
Attn: Mark Amantea
Telecopy No.: (770) 510-2159
E-mail: Mark_J_Amantea@KeyBank.com

and

Dentons US LLP
303 Peachtree Street, N.E., Suite 5300
Atlanta, Georgia 30308
Attn: William F. Timmons, Esq.
Telecopy No.: (404) 527-4198
E-mail: bill.timmons@dentons.com

If to Guarantors:

c/o Trilogy Management Services, LLC
Forum Office Park II
303 N. Hurstborne Parkway, Suite 200
Louisville, Kentucky 40222
Attention: Bradley Williamson
Telecopy No.: (502) 213-1800
E-mail: Bradley.Williamson@trilogyhs.com

With a copy to:

Baker, Donelson, Bearman, Caldwell & Berkowitz, PC
211 Commerce Street, Suite 800
Baker Donelson Center
Nashville, Tennessee 37201
Attention: Elizabeth C. Sauer
Phone No.: (615) 726-5745
Telecopy No.: (615) 744-5745
E-mail: esauer@bakerdonelson.com

Each Notice shall be effective upon being personally delivered or upon being sent by overnight courier or upon being deposited in the United States Mail as aforesaid, or if transmitted by electronic mail, as provided in Section 13(c) with respect to electronic mail. The time period in which a response to such Notice must be given or any action taken with respect thereto (if any), however, shall commence to run from the date of receipt if personally delivered or sent by overnight courier, or if so deposited in the United States Mail, the earlier of three (3) Business Days following such deposit or the date of receipt as disclosed on the return receipt or as provided in Section 13(c) with respect to electronic mail. Rejection or other refusal to accept or the inability to deliver because of changed address for which no notice was given or for any other reason shall be deemed to be receipt of the Notice sent. By giving at least fifteen (15) days prior Notice thereof, Guarantors or Administrative Agent shall have the right from time to time and at any time during the term of this Guaranty to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

(b)    This Guaranty may, with Administrative Agent’s approval, be transmitted or signed by signatures delivered in “PDF” format by electronic mail. The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as an original copy with manual signatures and shall be binding on Guarantors and Lender. Administrative Agent may also require that any such documents and signature delivered by facsimile or “PDF” format by electronic mail be confirmed by a manually-signed original thereof; provided, however, that the failure to request or deliver any such manually-signed original shall not affect the effectiveness of any facsimile or “PDF” document or signature.

(c)    Notices and other communications to Administrative Agent hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by Administrative Agent. Administrative Agent or Guarantors may, in their discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address of Guarantors shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications to Administrative Agent posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, e-mail or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day
14.        Governing Law. GUARANTORS ACKNOWLEDGE AND AGREE, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, THAT THIS GUARANTY AND THE OBLIGATIONS OF GUARANTORS HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED AND DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
15.         CONSENT TO JURISDICTION; WAIVERS. EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) SUBMITS TO PERSONAL JURISDICTION IN THE STATE OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, AND (B) WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY STATE (I) TO THE RIGHT, IF ANY, TO TRIAL BY JURY(LENDER HAVING ALSO WAIVED SUCH RIGHT TO TRIAL BY JURY), (II) TO OBJECT TO JURISDICTION WITHIN THE STATE OF NEW YORK OR VENUE IN ANY PARTICULAR FORUM WITHIN THE STATE OF NEW YORK, AND (III) TO THE RIGHT, IF ANY, TO CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN OR IN ADDITION TO ACTUAL DAMAGES. EACH LENDER IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS UNDER THE LAWS OF ANY STATE TO THE RIGHT, IF ANY, TO TRIAL BY JURY. EACH GUARANTOR HEREBY AGREES THAT SERVICE OF PROCESS IN ANY SUIT FOR THE ENFORCEMENT OF THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS TO WHICH SUCH GUARANTOR IS A PARTY MAY BE MADE UPON SUCH GUARANTOR IN THE MANNER PROVIDED FOR NOTICES IN SECTION 13. NOTHING CONTAINED HEREIN, HOWEVER, SHALL PREVENT LENDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING OR EXERCISING ANY RIGHTS AGAINST ANY SECURITY AND AGAINST ANY GUARANTOR PERSONALLY, AND AGAINST ANY PROPERTY OF ANY GUARANTOR, WITHIN ANY OTHER STATE. INITIATING SUCH SUIT, ACTION OR PROCEEDING OR TAKING SUCH ACTION IN ANY STATE SHALL IN NO EVENT CONSTITUTE A WAIVER OF THE AGREEMENT CONTAINED HEREIN THAT THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE RIGHTS AND OBLIGATIONS OF GUARANTORS AND LENDER HEREUNDER OR OF THE SUBMISSION HEREIN MADE BY GUARANTORS TO PERSONAL JURISDICTION WITHIN THE STATE OF NEW YORK. EACH GUARANTOR HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH

COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT. GUARANTORS CERTIFY THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND ACKNOWLEDGES THAT LENDER HAS BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS TO WHICH THEY ARE PARTIES BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 15. GUARANTORS ACKNOWLEDGE THAT THEY HAVE HAD AN OPPORTUNITY TO REVIEW THIS SECTION 15 WITH ITS LEGAL COUNSEL AND THAT GUARANTORS AGREE TO THE FOREGOING AS THEIR FREE, KNOWING AND VOLUNTARY ACT.
16.         Successors and Assigns. The provisions of this Guaranty shall be binding upon Guarantors and their respective heirs, successors, successors in title, legal representatives, and assigns (and, in the event any Guarantor is a limited liability company and shall undertake an LLC Division (any such LLC Division being a violation of the Credit Agreement and this Guaranty) shall be deemed to include each limited liability company resulting from any such LLC Division), and shall inure to the benefit of Lender and, in accordance with the Credit Agreement to the extent applicable, its successors, successors in title, legal representatives and assigns, and the Lender Hedge Providers and the Bank Product Providers. No Guarantor shall assign or transfer any of its rights or obligations under this Guaranty (including by way of an LLC Division) without the prior written consent of Lender.
17.         Assignment by Lender. This Guaranty is assignable by Lender in whole or in part in conjunction with any assignment of the Notes or portions thereof, and any assignment hereof or any transfer or assignment of the Notes or portions thereof by Lender shall operate to vest in any such assignee the rights and powers, in whole or in part, as appropriate, herein conferred upon and granted to Lender.
18.         Severability. If any term or provision of this Guaranty shall be determined to be illegal or unenforceable, all other terms and provisions hereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by law.
19.      Disclosure. Guarantors agree that in addition to disclosures made in accordance with standard banking practices, any Lender may disclose information obtained by such Lender pursuant to this Guaranty to assignees or participants and potential assignees or participants hereunder subject to the terms and provisions of the Credit Agreement.
20.        No Unwritten Agreements. THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
21.         Time of the Essence. Time is of the essence with respect to each and every covenant, agreement and obligation of Guarantors under this Guaranty.
22.         Ratification. Guarantors do hereby restate, reaffirm and ratify each and every warranty and representation regarding Guarantors set forth in the Credit Agreement as if the same were more fully set forth herein.
23.         Construction. In this Guaranty, unless a clear contrary intention appears: (a) the singular number includes the plural number and vice versa; (b) reference to any gender includes each other gender; (c) reference to any agreement, document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof; (d) any reference herein to any Person shall be construed to include such Person’s successors and assigns or, if such Person is an individual, to such Person’s heirs, legal representatives and assigns; (e) references to Sections refer to the Sections of this Guaranty and “hereunder,” “hereof,” “hereto,” and words of similar import shall be deemed references to this Guaranty as a whole and not to any particular Section or other provision hereof; (f) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term; (g) “or” is used in the inclusive sense of “and/or”; and (h) references to documents, instruments or agreements shall be deemed to refer as well to all addenda, exhibits, schedules, supplements or amendments thereto. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or that such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.
24.         Fair Consideration. The Guarantors represent that the Guarantors are engaged in common business enterprises related to those of the Borrower and each Guarantor will derive substantial direct or indirect economic benefit from the effectiveness and existence of the Credit Agreement.
25.        Counterparts. This Guaranty and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Guaranty it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.
26.         Condition of Borrowers. Without reliance on any information supplied by the Lender, Guarantors have independently taken, and will continue to take, whatever steps it deems necessary to evaluate the financial condition and affairs of Borrowers or any collateral, and the Lender shall not have any duty to advise Guarantors of information at any time known to the Lender regarding such financial condition or affairs or any collateral.
27.         Joint and Several Liability. Each of the Guarantors covenants and agrees that each and every covenant and obligation of Guarantors hereunder shall be the joint and several obligations of each of the Guarantors.
28.        Termination. Notwithstanding the foregoing or any other language to the contrary herein other than Section 2, Guarantors’ obligations hereunder shall terminate with no further action required by any party on the date six (6) months following the indefeasible payment in full of the Obligations and the termination of the obligation of the Lenders to make Loans.
29.        Prohibition on LLC Division. Each Guarantor that is a limited liability company covenants and agrees that it shall not at any time undertake an LLC Division.
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IN WITNESS WHEREOF, Guarantors have executed this Guaranty as of the date set forth above.

TRILOGY INVESTORS, LLC, a Delaware limited liability company

By:	/s/ Bradley A. Williamson
Name:	Bradley A. Williamson
Title:	SVP, Treasurer and Assistant Secretary

TRILOGY HEALTHCARE HOLDINGS, INC., a Delaware corporation

By:	/s/ Bradley A. Williamson
Name:	Bradley A. Williamson
Title:	SVP, Treasurer and Assistant Secretary

TRILOGY PRO SERVICES, LLC, a Delaware limited liability company

By:	/s/ Bradley A. Williamson
Name:	Bradley A. Williamson
Title:	SVP, Treasurer and Assistant Secretary

TRILOGY OPCO, LLC, a Delaware limited liability company

By:	/s/ Bradley A. Williamson
Name:	Bradley A. Williamson
Title:	SVP, Treasurer and Assistant Secretary

UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE